UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 18, 2011

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street Suite 201 Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 18, 2011, the Board of Directors of the Company approved an amendment, effective immediately, to Article II of the Bylaws of the Company to address recent changes to the SEC “proxy access” rules regarding advance notice and director qualification.  Article II of the Company's Bylaws previously provided a different process for handling such issues.  The Company's entire Sixth Amended and Restated Bylaws, which reflect the foregoing amendment, are filed as Exhibit 3.1 to this report and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed as part of this report:

Exhibit No.	Description

3.1	Sixth Amended and Restated Bylaws of Nelnet, Inc., as amended as of March 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 24, 2011

NELNET, INC.

By:	/s/ Terry J. Heimes
Name: Terry J. Heimes Title: Chief Financial Officer